July 24, 2009 Horizon Lines, Inc. Second Quarter 2009 Earnings Release

Agenda Introduction Jim Storey Director, Investor Relations & Corporate Communications, Horizon Lines, Inc. Overview Chuck Raymond Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers -2-

Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward- Looking Statements": Certain statements contained in this presentation constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K filed with the Securities and Exchange Commission on February 5, 2009, and updated as necessary in subsequent Form 10-Qs. -3-

Second Quarter 2009 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Overview -4-

Second Quarter Highlights In the face of a very difficult environment, we managed our business well Estimated market share held steady or improved Rate per container, net of fuel, increased 2.5% Customer alignment remained strong Cost containment efforts continue to yield benefits Free cash flow outperformed, relative to EBITDA decline Adequate liquidity maintained However, challenges continued unabated Global recession drags on Volumes were below our expectations across all tradelanes Some rate pressures emerged And as a result, financial performance was below 2008 results and internal expectations Revenue at $278.5 million Volume down 9.8% from year ago Adjusted EBITDA of $28.5 million -5-

Antitrust Litigation Update Reached settlement agreement on June 11th in Puerto Rico class action antitrust litigation Agreed to pay $20 million for distribution to all eligible class members Agreed to two-year, base-rate freeze option for Horizon Lines customers who are under contract at the time agreement becomes effective, and who do not choose the cash alternative Agreement is subject to court approval Department of Justice investigation is ongoing and Horizon Lines is cooperating fully Horizon Lines intends to vigorously defend purported class action lawsuits in Hawaii/Guam and Alaska tradelanes, as well as the shareholder class action lawsuit -6-

2009 Outlook Recession is expected to continue throughout 2009 Overall GDP contraction seen moderating slightly in second half Economic recovery likely to be gradual, muted and disparate However, HRZ is well positioned in this environment Domestic trade remains much more stable than international trade Recession resistant - Serve the basic needs of our tradelanes Aligned with the right customers and intensely focused on service excellence Cost controls working well Operating from a stable financial platform In compliance with financial covenants No recapitalization needs anticipated until 2012 -7-

Second Quarter 2009 Earnings Release John Keenan President and Chief Operating Officer Horizon Lines, LLC Liner Review -8-

2009 Forecast* July April January Average Oil Price $60/bbl $53/bbl $51/bbl Employment (0.6)% (0.6)% (0.6)% Economy slowed in Q2, but impact less severe than in lower 48 Oil prices down sharply from year ago, but had rebounded until decline in recent weeks 2009 Anchorage port volumes expected to decline 5% from year ago Tourism has dropped 15%-30% from 2008 levels, and consumer spending slowdown has curtailed air-cargo shipments, which are down 39% YTD Unemployment rose to 8.4% in May, but Alaska's 4-month hiring freeze ended July 1st State continues to have strong budget reserves and its Permanent Fund remains healthy - rose above $30 billion in May after hitting low of $26 billion early in the year Horizon Lines remains well aligned with appropriate customers Improved reefer, big-box retail and seafood business, partially offsetting slowdown in vehicles, construction materials, and consolidators business Keen focus on expense control initiatives Alaska Economic Update * Government, industry projections -9-

Hawaii/Guam Economic Update

HAWAII

- 2009 Forecast*

	July	April	January
➢ GSP	(1.6)%	(0.2)%	(0.0)%
➢ Visitor Arrivals	(6.8)%	(5.2)%	(5.7)%
➢ Employment	(2.9)%	(2.4)%	(1.4)%
➢ Real Personal Income	(2.7)%	(2.5)%	(0.7)%

- Economy feeling the impact of tourism slowdown and construction decline
  - ➢ Tourism rebound seen delayed in part due to Asia's reaction to H1N1 influenza concerns
  - ➢ Commercial, resort and residential construction remain down sharply
- Horizon Lines remains partnered with strong customers, despite slowdown in new store openings and renovations
  - ➢ Steady growth in higher-value cargo continues despite economic slowdown
  - ➢ Consumable commodities volumes holding steady
  - ➢ Aggressive focus on cost controls

GUAM

- Market hurt by recession-driven decline in discretionary purchases and drop in tourism from Asia
- 2011 seen as launch of massive infrastructure construction projects as island prepares for military relocation from Okinawa

*University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism, Guam Visitors Bureau

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HORIZON LINES, INC
HRZ LISTED NYSE

Puerto Rico Economic Update FY 2009 Forecast* July April January GDP (3.4)% (3.4)% (2.9)% Unemployment Rate 13.0% 12.7% 11.9 % Inflation 7.5% 7.5% 7.5 % Continues in fourth year of economic decline - Commercial bankruptcies up 29% and construction spending down 11.5% from year ago Limited disposable income adversely impacted by fuel price increases New government acting swiftly to reduce $3.2 billion budget deficit and stimulate economy Plans to cut annual spending by $2 billion, reduce government payrolls by 30,000 this year Refinanced $5.8 billion of bonds at lower interest rates; will help fund economic stimulus Federal stimulus money flowing into economy expected to increase by September, creating an estimated 13,000 private-sector jobs by year end Horizon Lines experiencing rate pressure in reduced-volume market Estimated overall market share remains stable to slightly improved at approximately 34% Focusing on improved cargo mix - time-sensitive perishable segments Customer relationships, service excellence, and cost containment remain key priorities *Puerto Rico Planning Board, Department of Labor and Human Resources, Government Development Bank; Unemployment rate represents average rate through May for fiscal year beginning in July '08. -11-

American Recovery and Reinvestment Act expected to provide relief Tax benefits and credits Projects in infrastructure, transportation, education, healthcare, law enforcement, energy and agriculture Flow of funds expected to accelerate later this year and into 2010 Estimated Funding Alaska - $1.0 billion Hawaii - $936 million Guam - $178 million Puerto Rico - $ 5.7 billion Economic Stimulus -12-

Volume Update - Second Quarter -13- 9.8% Second quarter 9.8% volume decline was somewhat larger than expected... Alaska Impacted by economic slowdown Hawaii/Guam Tourism, construction decline continued Puerto Rico Ongoing recession Estimated market share remained stable or slightly higher in each tradelane

Unit Revenue Update - Second Quarter Unit revenue declined across all tradelanes, due to lower fuel surcharges However, revenue per container, net of fuel, rose 2.5% Experienced rate pressure as industry volumes weakened Largely offset rate pressures by continued focus on higher-value cargo, including reefer and foodstuffs 2008 2009 East 3959 3686 6.9% Net of Fuel 2.5% Total -14-

Vessel Performance - Second Quarter 3.7% 7.0% 0.1% Vessel availability and on-time arrivals very strong Vessel utilization decline due to softening market volumes -15-

Cost Containment Initiatives -16- Achieving additional fuel efficiencies 1,956 metric tons saved YTD Equals $577,000 of cost savings at YTD average of $295/ton Reducing vessel crew overtime Lowering costs of "virtual" containers Number of "rented" containers down by 86% YTD Positioning company for long-term efficiencies as volumes improve Vessel network leverage Terminal infrastructure improvements

Major Infrastructure Investments Largely Completed Well positioned for economic rebound $40 million in 2008 investments Anchorage cranes under construction Hawaii port improvements completed and rubber tire gantry cranes installed Guam cranes installed and operating New terminal and gates in San Juan open and in operation Horizon "Green" tractors in place on West Coast New warehouse facility in Los Angeles Specialty equipment and reefers in place No further major infrastructure investments currently anticipated Ship-replacement program not envisioned until mid-next decade -17-

18 2009 awards in recognition of customer service excellence Walmart Jones Act Carrier of the Year for 2008 - 7th consecutive year Lowes Platinum Carrier of the Year for 2008 - 8th consecutive year of gold or platinum Logistics Management Quest for Quality 2009 Award in Ocean Carriers category Continued Focus on Service Excellence

Second Quarter 2009 Earnings Release Brian Taylor President and Chief Operating Officer Horizon Logistics, LLC Logistics Review -19-

Logistics Results & Strategy ($ in Millions) Revenue $ 8.3 Operating Expense 10.4 Adjusted EBITDA $ (2.1) 2ND QUARTER RESULTS Second-quarter performance adversely impacted by economic recession Positioning the business through organic growth, with focus on ability to capitalize on targeted opportunities when economy rebounds Near-term focus on accelerating revenue growth, reaching break-even status, and more fully integrating the Liner sales force -20-

Logistics Lines of Business - Action Steps Expedited Service Revenue adversely impacted as customers continue to trade down the service spectrum Sharpening focus on key market verticals Re-aligning sales resources Drayage Lower import volumes negatively affecting volume and revenue New retail start-up programs expected to benefit second half volume Warehouse New LA warehouse venture completed and operational Transload and consolidation programs beginning to build Freight Brokerage Mexico corridor continues to show excellent results, growing 21% during quarter LTL platform launched and gaining traction - shipment count up fivefold Non-Vessel Operating Common Carrier (NVOCC) International volumes increased by over 50% versus first quarter Rate compression having a big impact on total revenue and margin European agency network now in place and expected to help growth in second half -21-

Second Quarter 2009 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review -22-

Second Quarter Items -23- ($ in Millions) Item Impact Impact Impact Operating Income Income Tax Puerto Rico Class-Action Legal Settlement $ 20.0 $ (0.3) Anti-Trust Related Legal Expense 4.1 -- Impairment & Restructuring Charges 0.8 -- Tax Valuation Allowance -- 10.5 Total $ 24.9 $ 10.2

Operating Revenue -24- ($ in Millions) 15.9% 13.5%

Operating Revenue Change Second Quarter 2009 Six Months 2009 Fuel Surcharges $ (27.8) $ (48.0) Volume Variance (27.7) (46.2) Other / Non-Transportation Revenue (6.4) (15.0) Rate / Mix Improvement 9.2 22.3 Other Horizon Logistics 0.2 0.8 Total Revenue Decrease $ (52.5) $ (86.1) -25- ($ in Millions)

Adjusted Operating Income (1) -26- ($ in Millions) 31.2% 42.5% (1) See reconciliation of Operating (Loss) Income to Adjusted Operating Income on page 38.

Adjusted EBITDA (1) -27- (1)See reconciliation of Net (Loss) Income to Adjusted EBITDA on page 41. ($ in Millions) 20.4% 24.4%

Adjusted Net Income (1,2) -28- ($ in Millions) 51.8% 106.5% (1) See reconciliation of Net (Loss) Income to Adjusted Net Income (Loss) on page 39. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 44. $(0.6) 2008 2009

Adjusted Diluted EPS (1,2) -29- ($) 106.7% 53.6% (1) See reconciliation of Net (Loss) Income Per Diluted Share to Adjusted Net Income (Loss) Per Diluted Share on page 40. (2) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 44. 2008 2009

Segment Results (1) Liner Logistics Consolidated Revenue $ 270.2 $ 8.3 $ 278.5 Adjusted EBITDA $ 30.6 $ (2.1) $ 28.5 ($ in Millions) Second Quarter Liner Logistics Consolidated Revenue $ 534.5 $ 16.3 $ 550.8 Adjusted EBITDA $ 52.1 $ (4.4) $ 47.7 Six Months -30- (1) Intercompany transactions have been eliminated

Free Cash Flow - June YTD -31- ($ in Millions)

Credit Agreement Amendment -32- Amended credit agreement allows Horizon Lines to: Add back to EBITDA up to $25 million in settlement payments Add back to EBITDA antitrust legal and other professional expenses not to exceed $25 million in the aggregate and $15 million over a 12-month period For this consideration, Horizon Lines agreed to: An increase of 150bps on its revolving loan facility and term loan A $25 million reduction in the size of the revolving facility - to $225 million Other structural enhancements, including a step-down in the secured leverage ratio and further limitation on the ability to make certain restricted payments

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity Cash Balance $ 3.7 Revolver Availability 71.9 Total Liquidity $ 75.6 Credit Facility Compliance Q2 LTM 2009 Covenant Interest Coverage Ratio 4.25 >3.50 Senior Secured Leverage Ratio 2.28 <3.00 Debt Structure GAAP Amount Funded Amount Rate Formula Interest Rate Maturity Revolver $ 145.0 $ 145.0 LIBOR+3.25% *3.56% (1) 08/08/12 Term Loan 115.6 115.6 3.02%+3.25% 6.27% (1) 08/08/12 Note Payable 1.6 1.6 5.26% 2/24/14 Total Senior Debt 262.2 262.2 Convertible Notes 297.2 330.0 4.25% 08/15/12 Total Long-Term Debt $ 559.4 $ 592.2 *4.48% *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date -33-

Second Quarter 2009 Earnings Release Questions & Answers -34-

Financial Appendix -35-

Income Statement Summary - Second Quarter Actual Actual Actual Adjusted Adjusted Adjusted Quarter Ended June 21, 2009 Quarter Ended June 22, 2008 (1) Quarter Ended June 21, 2009 (2) Quarter Ended June 22, 2008 (1,2) Operating Revenue $ 278.5 $ 331.0 $ 278.5 $ 331.0 Operating Expense 289.7 314.3 264.8 311.1 Operating (Loss) Income (11.2) 16.7 13.7 19.9 Other Expense 9.3 10.4 9.2 10.4 Pretax (Loss) Income (20.5) 6.3 4.5 9.5 Income Tax Expense 10.6 0.5 0.4 1.0 Net (Loss) Income $ (31.1) $ 5.8 $ 4.1 $ 8.5 Earnings (Loss) Per Share - Basic $ (1.02) $ .19 $ .14 $ .28 Earnings (Loss) Per Share - Diluted $ (1.02) $ .19 $ .13 $ .28 Shares Outstanding - Basic 30,438,403 30,193,161 30,438,403 30,193,161 Shares Outstanding - Diluted 30,438,403 30,273,499 30,881,097 30,273,499 EBITDA $ 3.5 $ 32.6 $ 28.5 $ 35.8 Operating Ratio 104.0% 95.0% 95.1% 94.0% 2008 results are adjusted for retrospective application of changes in accounting. See page 44 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 38, 39, and 40. ($ in Millions, Except per Share Amounts) -36-

Income Statement Summary - Six Months Actual Actual Actual Adjusted Adjusted Adjusted Six Months Ended June 21, 2009 Six Months Ended June 22, 2008 (1) Six Months Ended June 21, 2009 (2) Six Months Ended June 22, 2008 (1,2) Operating Revenue $ 550.8 $ 636.9 $ 550.8 $ 636.9 Operating Expense 562.8 608.6 532.7 605.4 Operating (Loss) Income (12.0) 28.3 18.1 31.5 Other Expense 18.8 21.5 18.7 21.5 Pretax (Loss) Income (30.8) 6.8 (0.6) 10.0 Income Tax Expense 10.3 0.2 -- 0.8 Net (Loss) Income $ (41.0) $ 6.6 $ (0.6) $ 9.2 Earnings (Loss) Per Share - Basic $ (1.35) $ .21 $ (.02) $ .30 Earnings (Loss) Per Share - Diluted $ (1.35) $ .21 $ (.02) $ .30 Shares Outstanding - Basic 30,431,178 30,342,824 30,431,178 30,342,824 Shares Outstanding - Diluted 30,431,178 30,581,666 30,431,178 30,581,666 EBITDA $ 17.5 $ 59.9 $ 47.7 $ 63.1 Operating Ratio 102.2% 95.6% 96.7% 95.1% 2008 results are adjusted for retrospective application of changes in accounting. See page 44 for impact of change in accounting for convertible notes and restricted stock share-based payments awards as participating securities Adjustments exclude the impact of items as noted on pages 38, 39, and 40. ($ in Millions, Except per Share Amounts) -37-

Adjusted Operating Income Results Quarter Ended June 21, 2009 Quarter Ended June 22, 2008 Six Months Ended June 21, 2009 Six Months Ended June 22, 2008 Operating (Loss) Income $ (11.2) $ 16.7 $ (12.0) $ 28.3 Adjustments: Legal Settlement 20.0 - 20.0 - Anti-Trust Related Legal Expenses 4.1 2.4 8.5 2.4 Impairment Charge 0.6 - 0.6 - Restructuring Charge 0.2 - 1.0 - OPEIU Severance - 0.8 - 0.8 Total Adjustments 24.9 3.2 30.1 3.2 Adjusted Operating Income $ 13.7 $ 19.9 $ 18.1 $ 31.5 -38- ($ in Millions)

Adjusted Net Income (loss) Results Quarter Ended June 21, 2009 Quarter Ended June 22, 2008 Six Months Ended June 21, 2009 Six Months Ended June 22, 2008 Net (Loss) Income (1) $ (31.1) $ 5.8 $ (41.0) $ 6.6 Adjustments: Legal Settlement 20.0 -- 20.0 -- Anti-Trust Related Legal Expenses 4.1 2.4 8.5 2.4 Impairment Charge 0.6 -- 0.6 -- Restructuring Charge 0.2 -- 1.0 -- Loss on Modification of Debt 0.1 -- 0.1 -- OPEIU Severance -- 0.8 -- 0.8 Tax Valuation Allowance 10.5 -- 10.5 -- Tax Impact of Adjustments (0.3) (0.5) (0.3) (0.6) Total Adjustments 35.2 2.7 40.4 2.6 Adjusted Net Income (Loss) $ 4.1 $ 8.5 $ (0.6) $ 9.2 -39- ($ in Millions) (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 44.

Adjusted Net Income (Loss) Per Diluted Share Quarter Ended June 21, 2009 Quarter Ended June 22, 2008 Six Months Ended June 21, 2009 Six Months Ended June 22, 2008 Net (Loss) Income, Per Diluted Share (1) $ (1.02) $ 0.19 $ (1.35) $ 0.21 Adjustments Per Share: Legal Settlement 0.65 -- 0.66 -- Anti-Trust Related Legal Expenses 0.14 0.08 0.29 0.08 Impairment Charge 0.02 -- 0.02 -- Restructuring Charge 0.01 -- 0.03 -- OPEIU Severance -- 0.03 -- 0.03 Tax Valuation Allowance 0.34 -- 0.34 -- Tax Impact of Adjustments (0.01) (0.02) (0.01) (0.02) Total Adjustments 1.15 0.09 1.33 0.09 Adjusted Net Income (Loss), Per Diluted Share $ 0.13 $ 0.28 $ (0.02) $ 0.30 -40- ($) (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 44.

Net (Loss) Income / Adjusted EBITDA Reconciliation Quarter Ended June 21, 2009 Quarter Ended June 22, 2008 Six Months Ended June 21, 2009 Six Months Ended June 22, 2008 Net (Loss) Income (1) $ (31.1) $ 5.8 $ (41.0) $ 6.6 Interest Expense, Net 9.2 10.4 18.7 21.5 Tax Expense 10.6 0.5 10.3 0.2 Depreciation and Amortization 14.8 15.9 29.5 31.6 EBITDA 3.5 32.6 17.5 59.9 Legal Settlement 20.0 -- 20.0 -- Anti-Trust Related Legal Expenses 4.1 2.4 8.5 2.4 Impairment Charge 0.6 -- 0.6 -- Restructuring Charge 0.2 -- 1.0 -- Loss on Modification of Debt 0.1 -- 0.1 -- OPEIU Severance -- 0.8 -- 0.8 Adjusted EBITDA $ 28.5 $ 35.8 $ 47.7 $ 63.1 -41- ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. (1) 2008 results are adjusted for retrospective application of changes in accounting. See impact of change in accounting for convertible notes and change in accounting for restricted stock share-based payment awards on page 44.

Operating Loss to Adjusted EBITDA Segment Reconciliation -42- Second Quarter 2009 Second Quarter 2009 Second Quarter 2009 Second Quarter 2009 Second Quarter 2009 Second Quarter 2009 Liner Logistics Consolidated Operating Loss $ (8.8) $ (2.4) $ (11.2) Depreciation and Amortization 11.0 0.1 11.1 Amortization of Vessel Dry-docking 3.6 -- 3.6 EBITDA 5.8 (2.3) 3.5 Legal Settlement 20.0 -- 20.0 Anti-Trust Related Legal Expense 4.1 -- 4.1 Impairment Charge 0.6 -- 0.6 Restructuring Charge -- 0.2 0.2 Loss on Modification of Debt 0.1 -- 0.1 Adjusted EBITDA $ 30.6 $ (2.1) $ 28.5 ($ in Millions)

Operating Loss to Adjusted EBITDA Segment Reconciliation -43- Six Months 2009 Six Months 2009 Six Months 2009 Six Months 2009 Six Months 2009 Six Months 2009 Liner Logistics Consolidated Operating Loss $ (7.2) $ (4.8) $ (12.0) Depreciation and Amortization 21.9 0.2 22.1 Amortization of Vessel Dry-docking 7.4 -- 7.4 EBITDA 22.1 (4.6) 17.5 Legal Settlement 20.0 -- 20.0 Anti-Trust Related Legal Expense 8.5 -- 8.5 Impairment Charge 0.6 -- 0.6 Restructuring Charge 0.8 0.2 1.0 Loss on Modification of Debt 0.1 -- 0.1 Adjusted EBITDA $ 52.1 $ (4.4) $ 47.7 ($ in Millions)

Changes In Accounting Additional non-cash interest expense with adoption of FSP APB 14-1 and impact of change in accounting for share based payment awards ($) * See Adjusted Net Income and Adjusted Net Income Per Diluted Share reconciliations on pages 39 and 40. 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact 2008 and 2009 Quarterly Impact Q1 Q2 Q3 Q4 Year As reported 2008 Adjusted* Net Income Per Diluted Share $ 0.07 $ 0.33 $ 0.53 $ 0.09 $ 1.02 Impact of Change in Accounting for Convertible Notes and Participating Securities (0.05) (0.05) (0.05) (0.05) (0.20) 2008 Adjusted Net Income Per Diluted Share, After Retrospective Application $ 0.02 $ 0.28 $ 0.48 $ 0.04 $ 0.82 2009 Adjustments to Net Income Per Share $ (0.05) $ (0.05) $ (0.05) $ (0.06) $ (0.21) -44-